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                                                                    EXHIBIT 10.7

                                     TEKELEC

                            SCHEDULE OF DISTRIBUTORS

DISTRIBUTOR                                      TERRITORY

Altech Instruments Pty, Ltd.                  South Africa
Bynet                                         Israel
Eagle Telecom                                 Puerto Rico
Euro Tech Far East, Ltd.                      Hong Kong
Grupo Ingedigit                               Venezuela
Heli-Ocean Technology                         Taiwan
Hitech                                        Brazil
Industrial Electro-Communications, Inc.       Philippines
KDC Corporation                               South Korea
Lagercrantz Communication                     Sweden
MEDCOM                                        Mexico
MIBO Integra                                  Slovenia
Nichecom                                      New Zealand
Oy Alkas AB                                   Finland, Baltics
Reycom Electronica SRL                        Argentina
Sintel                                        Norway, Denmark
ST Computer Systems                           Singapore
Trend Communications Limited                  United Kingdom
Tekelec Australia                             Australia
Tekelec China                                 China
Tekelec Espana, SA                            Spain and Portugal
Tekelec Airtronic SPA                         Italy
Tekelec Airtronic B.V.                        The Netherlands,Luxembourg,Belgium
Tekelec Airtronic GMBH                        Germany
Tekelec-Airtronic, S.A.                       France
Twintech Design Co. Ltd.                      Thailand